UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2021 (November 4, 2020)

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-53912	26-3455189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hartman Short Term Income Properties XX, Inc. (the “Company”) hereby amends Item 9.01 of its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 4, 2020 to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Hartman Income REIT, Inc. and Subsidiaries and Hartman Short Term Income Properties XIX, Inc. as of December 31, 2019 and 2018 and for the years then ended, are filed herewith as Exhibits 99.1 and 99.2, respectively, and incorporated into this item 9.01(a) by reference.

(b) Pro Forma Financial Information

The unaudited pro forma financial statements of the Company as of and for the six month period ended June 30, 2020 and for the year ended December 31, 2019, giving the effect to the merger of Hartman XIX and HIREIT into wholly owned subsidiaries of the Company, are filed as Exhibit 99.3 and incorporated into this Item 9.01(b) by reference.

(d) Exhibits

Exhibit Index	Description
99.1	Audited consolidated financial statements of Hartman Income REIT, Inc. and Subsidiaries as of December 31, 2019 and 2018 and for the years then ended
99.2	Audited consolidated financial statements of Hartman Short Term Income Properties XIX, Inc. as of December 31, 2019 and 2018 and for the years then ended
99.3
Unaudited pro forma financial statements of the Company as of and for the six month period ended June 30, 2020 and for the year ended December 31, 2019, giving the effect to the merger of Hartman XIX and HIREIT into wholly owned subsidiaries of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, INC.

Date: January 19, 2021	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer